SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 12, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                                VHS NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          6705 Tomken Road, Unit 12-14
                          Mississauga, Ontario, Canada
                    (Address of principal executive offices)

                                  416/366-3571
                               905/795-9682 (fax)
                          Registrant's telephone number

                         EXODUS ACQUISITION CORPORATION
                      19900 MacArthur Boulevard, Suite 660
                            Irvine, California 92612
                         Former name and former address


             Florida                    ________               65-0656668
    (State or other jurisdiction   (Commission File         (IRS Employer
    of incorporation)                Number)                Identification No.)



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         (a)  Pursuant  to  an  Agreement  and  Plan  of   Reorganization   (the
"Acquisition Agreement") dated May 6, 2000, VHS Network, Inc., ("VHSN" or the "Company"), a Florida Corporation, acquired all the outstanding shares of common stock of Exodus Acquisition Corporation ("Exodus"), a California corporation, from shareholders thereof in an exchange for an aggregate of 500,000 shares of common stock of VHSN (the "Acquisition"). As a result, Exodus became a wholly owned subsidiary of VHSN.

         The Acquisition was adopted by the unanimous consent of the Board of Directors of VHSN on May 6, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

        Prior to the Acquisition, VHSN had 19,035,268 shares of common stock issued and outstanding, and 19,535,268 shares issued and outstanding following the Acquisition.

         Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, VHSN became the successor issuer to Exodus for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective May 12, 2000.

         A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of VHSN's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock
(giving effect to the exercise of the warrants held by each such person or entity):

                                Number of shares of        Percent of
                                Common Stock               Common Stock
Name                          Beneficially Owned       Beneficially Owned (1)

Elwin D. Cathcart                 9,270,000(2)              48.7%
President, Chairman, Chief
Executive Officer and Chief
Financial Officer
1400 Dixie Road
Mississauga, Ontario
Canada L5E 3E1



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Gang Chai                                     1,048,502(3)             5.5%
Director, Chief Operating Officer
89 Drewry Avenue
Toronto, Ontario
Canada M2M 1E1

David Smelsky                                   685,000(4)             3.4%
Director, Secretary
RR#4

Rockwood, Ontario
Canada  N0B 2K0

Thomas Roberts                                  500,000(5)             2.6%
Director
P.O. Box 128
Fayette AL 35555

Rouge-Mountain Corp.                          1,399,992                5%
13065 Riverdale Drive NW
Coon Rapids, MN                                                    55448

Forte Management Corp.                        2,475,000(6)            13%
Buckingham Square, Penthouse
West Bay Road, SMB
P.O. Box 1159GT
West Bay Road, SMB

Grand Cayman, Cayman Islands, BWI

Paul D. Winters                               2,083,333               10.9%
109 E. Lancaster Avenue
Downington, PA 19335

Charles He                                    1,274,000(7)             6.7%
56 Temperance Street
Suite 501
Toronto, Ontario

M5H 3V5

(1) The following percentages are based upon 19,035,268 shares of the Company's common stock outstanding.

(2)         This figure  includes  7,900,000  common  shares  owned by Groupmark
            Canada Limited

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            which is a wholly owned corporation of Elwin D. Cathcart and 370,000 shares of common stock held by and options to purchase 250,000 common shares granted to Elwin D. Cathcart at a strike price of $0.35 per share until December 31, 2000 and options to purchase 750,000 shares of common stock at an exercise price of $0.40 per share until December 31, 2002.

(3) This figure includes conversion privileges into 698,502 shares of common stock. VHSN acquired China eMall Corporation pursuant to a share exchange agreement wherein the shareholders of China eMall including, Dr. Chai received preference shares of China eMall Corporation that are exchangeable on a one for one basis into common shares of VHSN.

(4) This figure includes options to purchase 250,000 common shares granted to Mr. Smelsky at a strike price of $0.35 per shares until December 31, 2000 and options to purchase 250,000 common shares at a strike price of $0.40 per share until December 31, 2002.

(5) This figure includes options to purchase 250,000 shares of common stock granted to Mr. Roberts at an exercise price of $0.35 per share until December 31, 2000 and options to purchase 250,000 shares of common stock at an exercise price of $0.40 per share until December 31, 2002.

(6) This includes 1,225,000 share purchase warrants to purchase up to 1,225,000 shares of common stock of the Company and 550,000 shares of common stock.

(7) This consists of conversion privileged into 1,274,000 shares of common stock.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         (a)The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Exodus and VHSN.

         In evaluating VHSN as a candidate for the proposed Acquisition, Exodus used criteria such as the value of the assets of VHSN, VHSN's ability to compete in the information technology market, the increased use of the Internet as a sales market, VHSN's current and anticipated business operations, and VHSN's business reputation in the e-commerce community. In evaluating Exodus, VHSN placed a primary emphasis on Exodus' lack of liabilities, simplistic structure and status as a reporting company under the Section 12(g) of the Act and Exodus's facilitation of VHSN's becoming a reporting company under the Act.

         (b) The Company intends to strengthen its position in the Internet electronic commerce and smartCARD marketing business by further developing its World Wide Web technologies and by placing the primary emphasis on Internet niche properties and products that share the focus and quality specific to the Company's current lines of businesses. The Company intends to achieve this goal by enhancing growth at its existing facilities and selectively acquiring additional Internet properties and customer base.

BUSINESS

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COMPANY

                  VHS Network, Inc. (the "Company") was incorporated in the State of Florida on December 18, 1995, as Ronden Vending Corp. On December 24, 1996 the Company incorporated a wholly owned subsidiary called Ronden Acquisition, Inc. a Florida corporation. Ronden Acquisition, Inc. then merged with Video Home Shopping, Inc. (a Tennessee corporation) and filed articles of merger on December 27, 1996 with Ronden Acquisition, Inc. as the surviving Florida corporation. Pursuant to this merger all of the shareholders of Video Home Shopping, Inc. received in aggregate 10,462,750 shares of common stock of the Company and employees of Video Home Shopping, Inc. had reserved for them 137,250 shares of the Company for future issuance pursuant to a stock option plan. After giving effect to this merger, 12,041,000 shares of the Company were issued and outstanding on a fully diluted basis. At the time, Video Home Shopping, Inc. was a network marketing and distribution company which offered a wide range of products and services to consumers through the medium of video tape and after the merger it was intended that video home shopping be the principal focus of the Company.

                  On January 9, 1997, Articles of Merger were filed for th Company as the surviving corporation of a merger between the Company and its wholly owned subsidiary Ronden Acquisitions, Inc. This step completed the forward triangular merger between Video Home Shopping, Inc., Ronden Acquisition, Inc. and the Company.

                  On January 9, 1997, Articles of Amendment were filed to change the name of the Company from Ronden Vending Corp. to VHS Network, Inc. On April 9, 1997 the Company incorporated VHS Acquisition, Inc. as a wholly-owned subsidiary.

                  In April, 1997 the Company was restructured by way of a reverse short form merger, by which the Company merged into its wholly-owned subsidiary, VHS Acquisition, Inc. a Florida corporation. Pursuant to the reverse short form merger, the sole shareholder of VHS Network Inc. (the Manitoba corporation), Groupmark Canada Limited, received 8,000,000 common shares of the Company and a secured promissory note for US$500,000 and thus became the controlling shareholder of the Company. As a result of the reverse take-over all the former directors of the Company, except Thomas Roberts, resigned and Elwin
D. Cathcart and David Smelsky were appointed directors of the Company.

                  On or about April 28, 1997 the Company, under its curren management, commenced a private placement of its common shares under Rule 504 of Regulation D promulgated under the Securities Act of 1933, for a maximum aggregate offering of $890,000 US. The Company raised proceeds of $416,492.50 under this offering.

                  On November 20, 1997 the board of directors of the Company approved a reverse stock split of the issued and outstanding common shares on a 20 for 1 basis.


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


                  On March 31, 1998 the promissory note payable to Groupmark Canada Limited in the amount of US$500,000 was converted to 5,000,000 restricted shares of the Company's common stock. In May, 1998, 1,399,992 restricted shares of common stock were issued in an arm's length transaction for the purchase of inventory for resale.

                  On December 21, 1999, the Company commenced a private placement of its common stock under Rule 504 of Regulation D promulgated under the Securities Act of 1933 and section 203 (t) of the Pennsylvania Securities Act of 1972. The Company raised proceeds of $809,000 pursuant to this offering.

         A copy of the Private Placement Offering Materials is filed as an exhibit to this Form 8-K and is incorporated in its entirety by reference.

                  On April 12,  2000,  VHS  Network,  Inc.,  acquired  all of th issued and outstanding common stock of China eMall Corporation pursuant to a share exchange agreement made between VHS Network, Inc., China eMall Corporation, Uphill Capital Inc., GDCT Investment Inc., Gang Chai, Qin Lu Chai, Qing Wang, Tai Xue Shi, Charles He and Forte Management Corp. (the "Share Exchange Agreement"). The common stock of China eMall were held by five individual shareholders and three corporations. Two of the corporate shareholders, GDCT Investment Limited and Uphill Capital Inc., were holding companies whose only activities were holding shares of China eMall. VHS Network, Inc., purchased all the issued and outstanding shares of GDCT Investment Limited and Uphill Capital Inc., and thus indirectly acquired the shares of China eMall held by these companies. The shareholders of GDCT Investment Limited and Uphill Capital Inc., received common stock in VHS Network, Inc., pursuant to the Share Exchange Agreement. The other corporate shareholder, Forte Management Corp., received common stock of VHS Network, Inc., in exchange for its shares of China eMall. All the shareholders of Chine-eMall who are individuals received Class B Special Shares of China eMall that are exchangeable on a one for one basis for common stock of VHS Network, Inc. In total, VHS issued 2,100,000 shares of common stock on closing and has allotted 4,015,000 shares of common stock for issuance when the Class B Special Shares are exchanged into shares of common stock of VHS Network, Inc.

         A copy of the Share Exchange Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety by reference.

CURRENT OPERATIONS

         Over the last two years the Company believes that it has positioned itself to identify technologies and market opportunities in the United States, Canada and abroad in Internet and smartCARD loyalty marketing. The Company currently operates and/or develops two lines of business as follows:

                  SmartCARD. The Company is developing to engage in the sale of computer chip-based plastic access cards that utilize the Company's proprietary smartCARD technology. This technology enables the cards to be used for

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


identification purposes and as debit or charge cards. The Company intends to focus its marketing efforts on companies that wish to distribute these cards to their customers as a reward for their loyalty. Groupmark Canada Limited owns the registered trade-mark "smartCARD" in Canada and has a pending application in the United States. Groupmark Canada has granted the Company a license to use the trademark smartCARD and the know-how related to the sourcing, production, manufacture and marketing of the chip-based plastic access cards, pursuant to a License Agreement dated January 1, 2000. The license granted to the Company allows the Company to manufacture and market smartCARDs worldwide on a non-exclusive basis for a term of 10 years and to utilize the technology and other know-how related to smartCARDs in exchange for royalty of 5% of the Company's wholesale selling price of the product. Under the License Agreement, the Company must pay the royalty to Groupmark Canada on a quarterly basis based on income received in each quarter.

         A copy of the License Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         o        Competition

                  There are approximately twelve to fifteen companies who manufacture chip-based cards, all of which have vast financial, personnel, marketing and sales resources in comparison with the Company. However, these companies focus the marketing of these cards for security purposes and debit or charge cards, whereas the Company will be focusing its marketing of these cards as a loyalty reward to a company's customers.

         o        Supplier

                  The Company's success as a marketer of e-commerce products depends on its ability to obtain a reliable source of products and then locate retailers who wish to purchase these products. The Company believes it can obtain smartCARDS from up to six different suppliers depending on the type of card that is needed. There are however other suppliers that would be able to supply the products.

         China eMall Corporation ("China eMall"). Through its recently acquired subsidiary China eMall Corporation, an Ontario, Canada corporation, the Company provides Internet marketing and information services to facilitate trade between Chinese and western businesses. The Company's primary focus will be to establish an on-line presence to facilitate the export of Chinese products. Through its multi-functional portal, Chinese suppliers can post their products and services in a format that is easy for searching, quoting and tracking, and that gives a western buyer access to multiple suppliers for the best quality and price, and direct communication. Realizing the difference in business culture and financial systems, China eMall will allocate substantial amount of resources in assisting in the communications, export/import processing, financial transaction and product services. China eMall's business will make use of Internet technology to speed up the export process and broaden the sales channels for Chinese goods and services, and more importantly, bring customers into direct contact with Chinese producers who can constantly upgrade their products to meet customers' needs. China eMall has an agreement with Wangfujing Department Store Ltd., the "Wal Mart" of China, as its prime product supplier. With the tremendous resources and


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expertise  in  retail   business,   Wangfujing  can  make  the   identification,
organization and exporting of Chinese products a lot more efficient and economic. China eMall has the following business goals:

          1. To provide an online business to business portal for both the suppliers and purchasers to engage in direct business communications and transactions
         2. To provide the much more critical assistance to both the suppliers and purchasers to complete the business transactions;
          3.       To offer various China based  services to western  customers;
                   and
         4. To create a market place for China-related goods that can attract a broad range of companies for advertisement.
         o        Market

                  China is one of the largest economies in the world. It is a huge market for export of consumer goods and services. International trade has mushroomed during the last decades since China began its economic reform and started open door policy to foreign economies. Revenue from export is as much as 200 billion US dollars last year. The Company believes capturing a piece of the export market could transfer into tremendous economic value.

         o        History

         China eMall was established by Dr. Gang Chai, and two partners, Dr. Charles He, a computer expert, and Ms. Qing Wang, a veteran Chinese businesswoman, and incorporated in February of 1999. In April 1999, the initial eMall website, based on a software platform, Intershop, was built and began test functioning. In May 1999, Dr. Chai made initial contact to Wanfujing Dept. Store Group Ltd., for business cooperation and received a welcoming response. Other manufacturers were also contacted and were very enthusiastic about joining China eMall as product suppliers. In August 1999, China eMall signed an initial supply agreement with Wangfujing. In the mean time, China eMall supplied personnel to assist in product photo-sampling, scanning and data inputting. An upgraded version of China eMall website was built. China eMall began to contact more suppliers and broaden its product lines. In November 1999, China eMall introduced services to its product line and was planning to emphasize the services part in the future. On February 12, 2000, VHSN acquired China eMall pursuant to a share exchange arrangement.

         o        Products and Services
Manufactured goods:

         China eMall offers a complete spectrum of products from various sectors. They are presented in two ways. One is based on the nature of products under different categories. Another is based on specific companies that appear as in trade show format. The home page shows products in 20 categories, such as Agriculture, Apparel, Arts & Crafts, Chemical Industry, Communications& Transportation, Construction & Decoration, Electronics, Energy & Mineral Resources, Entertainment, Food, Health & Medicine, Home & Garden, Industrial Supplies, Jewelry, Clocks & Watches, Office Supplies, Pet Supplies, Security, Sports, Textile, Silk, and Toys.

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Internet Services:

                  One distinctive feature of China eMall business mode is that the company offers a broad line of China based services such as high tech projects, legal services, translation services, etc. The service part will be the main emphasis of China eMall's product offering and revenue generator. The following shows the services available at present:

       Business Information Services
                Macro- and micro- economy of China
                Update of various sectors of industry and business opportunities Special industrial reports for individual companies
       Posting of government services Government policies, laws and regulations Update of the changes of government's
                administration   system   Investment   projects  from
                various levels of government Engineering projects from various levels of government Other available projects from the government

       Professional services

                Construction and Engineering services for projects abroad Business consulting for western companies
                Technical and labor exchange, including providing technical personnel and skillful workers

       Financial services

                Services for companies to get listed in foreign stock exchanges Financing, including stocks and loans, training of financial personnel

                  Other services

                           Traveling services for both Chinese and Foreigners Immigration
                           Studying abroad
                           Investment abroad

     o Business Strategy

China eMall's management intends to establish a major e-commerce center to link China and Western business markets in the following strategies:


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





Short Term:

       * Select entry products from brand suppliers as a base for the initial establishment. Outsourcing exporting duties to suppliers and importing job to importing agencies. China eMall will mainly coordinate the process in order to better fulfilling its supply side of objective. The Company believes that this will ensure the variety and quality of goods and timely delivery of products to customers.

       *Building up marketing and sales infrastructure by establishing a sales force and by acquiring a few existing exporting business for the initial sale and customer base, as well as expertise in related fields. China eMall will expand the sales side by providing wider ranges of products in each category, streamline the exporting importing process, and marketing and sales infrastructure.

       * Identify and establish services that many Western companies are anxious to access and of immediate values to those companies. At the near future, China eMall is planning on services like business consulting, traveling and translation.

       * Through active marketing, we try to establish China eMall as a brand e-commerce name in North America to broaden its viewers.

Long Term:

       * Broaden product bases to have a full chain of merchandise for customers outside of China.

       * Increase the proportion of retail purchase. * Expand offering of services as the company is established and accepted by Western customers. The company aims to provide most available services to become a China e-commerce center.

       * Start hosting of Chinese business in China eMal s web site by renting out web space as well as offer web service to provide China eMall's Chinese tenants with more standard web pages.

       o        Marketing strategies

         China eMall intends to use various marketing channels to build up its name and obtain market shares for its products and services.

Internet Marketing:

         China eMall will actively post its web site to various search engines; it will also advertise its site in the most popular portals or other popular web sites to attract the maximum numbers of visitors.

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Business-Business:

         Easy to realize at lower costs as there are only limited number of business compared to individual consumers; marketing can be done through posting to various business associations or other distributors.

Business-Government

         Western government may want to help its companies for China related business Government may provide special channels for various reasons

Other Channels

         The acquisition by VHSN gives China eMall immediate advantage through broadcasting through news releases Professional marketing companies will also be hired to do marketing Media: traditional marketing

TRADEMARKS AND PATENTS
        The Company has no registered or pending patents and trademarks.

PROPERTY

         Since September 1999, the Company's principal executive office is located at 6705 Tomken Road, Unit 12-14 Mississauga, Ontario, Canada, a 1,200 square foot facility for which it pays rent on a month to month basis of $10.00 per square foot per year or $1,000 per month. All operations including system development, control and maintenance are performed at this facility. The Company shares the facility with Groupmark Canada Limited. The Company believes these facilities are adequate for its operations for the foreseeable future.

         China-eMall maintains its office at 56 Temperance St. Toronto, Canada. China e-Mall shares the premises with another tenant on a month to month basis at the annual rent of $18,000 or $1,500 per month. It is the Company's intention to find suitable accommodation where VHSN could house both smartCARD operation and China e-Mall operation at the same facility.

         The principal offices of Exodus are as set forth in a copy of the Exodus Form 10-SB.

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LITIGATION

         There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it. The Company is aware that the Internal Revenue Service subpoenaed records from its transfer agent. Through telephone conversations with the IRS the Company has been informed that the investigation is focused on a director of a corporation that merged with the Company.

EMPLOYEES

         The Company has 5 full time employees and one part time employee. All employees are employed and paid by Groupmark and their services are provided to VHS as needed and billed through the Groupmark-VHS management services agreement.

DESCRIPTION OF SECURITIES
         The Company has an authorized capitalization of 100,000,000 shares of common stock, $.001 par value per share, of which 19,035,268 shares have been issued and are outstanding, and 25,000,000 shares of preferred stock, $.001 par value per share, of which no shares are issued and outstanding. Exodus is authorized to issue 50,000,000 shares of common stock, 5,000,000 of which are issued and outstanding, all 5,000,000 shares of Exodus are owned by the Company.

Common Stock. Each common share entitles the holder thereof to one vote on each matter with respect to which shareholders have the right to vote, to fully participate in all shareholder meetings, and to share ratably in the net assets of the corporation upon liquidation or dissolution, but each such share shall be subject to the rights and preferences of the preferred shares. Subject to the preferences of any Preferred Stock that may be issued in the future, the holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors. All outstanding shares of Common Stock are fully paid and non-assessable. Preferred Shares. Subject to the provisions of the Articles of Incorporation and limitations prescribed by law, the Board of Directors has the authority to issue up to 25,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend right, dividend rates, conversion rates, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series, which may be superior to those of the Common Stock, without further vote or action by the shareholders. There will be no shares of Preferred Stock outstanding upon the filing of the Form 8-K and the Company has no present plans to isue any Preferred Stock.


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Dividends. Dividends, if any, will be contingent upon the Company's revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of the Company's Board of Directors. The Company presently intends to retain all earnings, if any, for use in its business operations and accordingly, the Board of Directors does not anticipate declaring any dividends prior to a business combination.

TRANSFER AGENT

         Florida Atlantic Stock Transfer, Inc., Tamarac, Florida, acts as transfer agent for the Common Stock of the Company.

MARKET FOR THE COMPANY'S SECURITIES

         The Company has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rule 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. The Company's common stock is traded on the NASD OTC Bulletin Board under the symbol VHSN. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

         The Company was required to become a reporting company by the close of business on May 17, 2000. VHSN acquired all the outstanding shares of Exodus to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

         The following table represents the high and low bid prices for the Company's common stock:

                                   Closing Bid
                                   -----------

                  Quarter                   High $            Low $
                  -------                  ------             -----
                  1998

                  First Quarter             1.03              0.13
                  Second Quarter            3.25              0.31
                  Third Quarter             3.44              1.50
                  Fourth Quarter            2.16              0.44

                  1999

                  First Quarter             0.88              0.16
                  Second Quarter            0.59              0.13
                  Third Quarter             0.27              0.06
                  Fourth Quarter            0.20              0.12


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
         Groupmark Canada Limited, the controlling shareholder of the Company that is wholly owned by Elwin D. Cathcart, a director of the Company, provides executive management personnel and services to the Company, pursuant to the Management Services Agreement between Groupmark Canada Limited and VHS Network, Inc. under which all personnel services for VHSN are paid by Groupmark and are provided to VHSN as needed and billed through the Management Services Agreement. During the fiscal year ended December 31, 1998 the Company accrued a debt of US$672,000 payable to Groupmark Canada Limited for management fees, and during the nine months ended September 30, 1999 the Company accrued a debt of US$336,000 payable to Groupmark Canada Limited for such services.

         A copy of the Management Services Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         Dr. Gang Chai's service is provided to the Company through G.D. Consulting and Investment Company pursuant to the Consulting Service Agreement between G.D. Consulting and Investment Company (the "Consultant"), Dr. Chai and the Company. Pursuant to the Consulting Service Agreement, the Company agrees to pay to the Consultant during the term of this Agreement for the services of Dr. Chai for a monthly fee of CDN $7,833.34, plus applicable goods and services tax, payable on the first day of each month for the term of the Consulting Service Agreement, the initial term of which is one year.

         A copy of the Consulting Services Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

MANAGEMENT

         The Executive officers of the Company are as follows:

              Name                 Age               Title
              ----                 ---               -----

         Elwin Cathcart            73             Chairman and Chief
                                                  Executive Officer, Chief
                                                  Executive Officer, Director

         Thomas Roberts            64             Director

         Gang Chai                 41             Chief Operating Officer,
                                                  Director

         David Smelsky             42             Secretary, Director



         ELWIN D. CATHCART has been Chairman and Chief Executive Officer of the Company since April 1997. Mr. Cathcart also serves as Chairman and Chief Executive Officer of Groupmark Canada Limited over the last 5 years, a private marketing company specializing in direct mail service products which he founded in 1970. From 1970 to 1972, Mr. Cathcart also served as President of the Canadian Direct Mail Marketing Association, a Toronto based company he helped found in 1969, and where he continues to serve in an advisory capacity as a Life Member. From 1960 to 1970, Mr. Cathcard served as National Sales Manager for Canada and then became National Sales Manager for the United States for a private, direct mail marketing company known as R.L. Polk & Co., located in Detroit, Michigan. Mr. Cathcart has served on the board of several public companies including Equity Investment Corp., a financial marketing company; TelSoft Mobile Data Inc., a company which purchased priority software for Motorola. The Equity Group, a holding company for Equity Investments Corp. and TelSoft Mobile Data Inc.; and Pacific Gold Corp., a west coast mining company. Mr. Cathcart attended Riverdale College from 1942 to 1943 and received a Bachelors Degree in Industrial Design from Ontario College of Aft in 1950.



         THOMAS ROBERTS has been a director of the Company since April 1997. For the past 37 years he has been an accountant in private practice. Mr. Roberts attended Albersom Graughon College and the University of Alabama Birmingham in1954 and 1955, respectively.

         GANG CHAI received his Bachelor and Master degrees in geoscience from China University in 1987 and 1985 respectively. After moving to Canada in 1987, Dr. Chai went to the University of Toronto and received a Ph.D. in economic geology in 1992. Dr. Chai had worked for private Canadian companies and both the Ontario and Federal governments prior to founding China eMall. In addition to his duties on the board of VHSN and China eMall, Dr. Chai also sits on the board of McVicar Minerals Ltd. (CDNX, Canada) which he founded in 1997 and currently acts as the CEO of the company.

         DAVID SMELSKY has been the Secretary and a director of the Company since April 1997. He was the Chief Financial Officer of Groupmark from November 1994 to October 1999. Since October 1999 he has been the Manager of Finance and Administration for Halton Hills Hydro Commission. Mr. Smelsky received his certification as Certified Management Accountant from the Society of Management Accountants of Ontario in 1985.

EXECUTIVE COMPENSATION



         Elwin Cathcart, Chairman and CEO, and David Smelsky, Secretary, receive no salary. The Company issued 370,000 and 185,000 shares of Common Stock to Mr. Cathcart and Mr. Smelsky in lieu of salary for their services to the Company 1999.



                      Compensation Table For 1997 and 1998
Name and

Principle                                                                               Stock
Position                            Year             Salary            Bonus            Options
--------                            ----             ------            -----            -------

Elwin D. Cathcart, CEO              1997             $0.00             $0.00            250,000 shares

                                    1998             $0.00             $0.00            750,000 shares



David J. Smelsky, CFO               1997             $0.00             $0.00            250,000 shares

                                    1998             $0.00             $0.00            250,000 shares



                        Options in Last Two Fiscal Years

                                      Number                  Exercise or                        Expiration
Name                          Securities Options              Base Price                              Date
----                          ------------------              ----------                              ----

Elwin D. Cathcart                   250,000                   $0.35                     December 31, 2001

                                    750,000                   $0.40                     December 31, 2002



David J. Smelsky                    250,000                   $0.35                     December 31, 2001

                                    250,000                   $0.40                     December 31, 2002



Thomas B. Roberts                   250,000                   $0.35                     December 31, 2001

                                    250,000                   $0.40                     December 31, 2002

         The Company does not provide any health, dental or life insurance to its employees.

RISK FACTORS



         LIMITED HISTORY OF OPERATIONS; HISTORY OF LOSSES. The Company and its subsidiaries have only a limited history of operations with periods of net operating losses. During the period from January 30, 1999 to September 30, 1999, the Company experienced a loss from its operations in the amount of $369,568.
The Company experienced a net loss of $2,207,818 on revenues of $794 for the year ended December 31, 1998. The Company experienced a net loss of $14,833 on $0 revenue for the year ended December 31, 1997. The Company's operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise in a competitive field of Internet start-up companies. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its electronic commerce business, reliability and acceptance of the Internet commerce, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

         ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN GENERAL MARKET PATTERNS. A weak economic environment could adversely affect the Company sales and promotional efforts. General economic conditions impact Internet based and related commerce and demand and interest for the Company's Internet services may decline at any time, especially during recessionary periods. The Company's operating results have fluctuated in the past, and are expected to continue to fluctuate in the future, due to a number of factors, many of which are outside the Company's control. These factors include (i) the Company's ability to attract new customers at a steady rate, manage its inventory mix and the mix of products offered meet certain pricing targets, liquidate its inventory in a timely manner, maintain gross margins and maintain customer satisfaction, (ii) the availability and pricing of merchandise from vendors, (iii) product obsolescence and pricing erosion, (iv) consumer confidence in encrypted transactions in the Internet environment, (v) the timing, cost and availability of advertising on other entities' Web sites, (vi) the amount and timing of costs relating to expansion of the Company's operations, (vii) the announcement or introduction of new types of merchandise, service offerings or customer services by the Company or its competitors, (viii) technical difficulties with respect to consumer use of the Company's Web sites, (ix) delays in revenue recognition at the end of a fiscal period as a result of shipping or logistical problems, (x) delays in shipments as a result of strikes or other problems with the Company's delivery service providers or the loss of the Company's credit card processor,
(xi) the level of merchandise returns experienced by the Company, and (xii) general economic conditions and economic conditions specific to the Internet and electronic commerce. As a strategic response to changes in the competitive environment, the Company may from time to time make certain service, marketing or supply decisions or acquisitions that could have a material adverse effect on the Company's quarterly results of operations and financial condition. The Company also expects that in the future, like other retailers, it may continue to experience seasonality in its business.

         RELIANCE ON FUTURE ACQUISITIONS STRATEGY. The Company expects to continue to rely on acquisitions as a component of its growth strategy. The Company regularly engages in evaluations of potential target candidates, including evaluations relating to acquisitions that may be material in size and/or scope. There is no assurance that the Company will continue to be able to identify potentially successful companies that provide suitable acquisition opportunities or that the Company will be able to acquire any such companies on favorable terms. Also, acquisitions involve a number of special risks including the diversion of management's attention, assimilation of the personnel and operations of the acquired companies, possible loss of key employees. There is no assurance that the acquired companies will be able to successfully integrate into the Company's existing infrastructure or to operate profitably. There is also no assurance given as to the Company's ability to obtain adequate funding to complete any contemplated acquisition or that such acquisition will succeed in enhancing the Company's business and will not ultimately have an adverse effect on the Company's business and operations.

         LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company success in achieving its growth objectives depends upon the efforts of Elwin Cathcart, Chairman and Chief Executive Officer of the Company since its inception as well as other key management personnel. Their experience and industry-wide contacts significantly benefit the Company. The loss of the services of these individuals could have a material adverse effect on the Company business, financial condition and results of operations. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any of its key management members' services.

         COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The competition in the Internet and electronic commerce industry is intense. The Company's smartCard business competes with approximately 12 to 15 companies all of which manufacture chip-based cards and have possess more financial, personnel, marketing and sales resources than the Company. However, these companies are focusing their marketing of these cards for security purposes and debit or charge cards, whereas the Company will be focusing its marketing of these cards as a loyalty reward to a company's customers.

         The business of China eMall Corporation competes with the traditional export market including wholesalers and distributors as well as with other Internet wholesalers and distributors, such as the midChina.com. This industry hosts a number of well-established competitors, including national, regional and local companies within and outside China possessing greater financial, marketing, personnel and other resources than China eMall. There is no assurance that the Company will be able to market or sell its products if faced with direct product and services competition from these larger and more established wholesalers and distributors.

         FAILURE TO ATTRACT QUALIFIED PERSONNEL. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly trained and qualified technical personnel and corporate management. There is no assurance that the Company will be able to employ a sufficient number of qualified training personnel in order to achieve its growth objectives.

         VOTING CONTROL BY THE OFFICERS AND DIRECTORS OF THE COMPANY'S
COMMON STOCK. The Company's executive officers and directors beneficially own substantially all of the outstanding shares of Common Stock. Mr. Cathcart owns over 48.7% of the outstanding shares of Common Stock. The Company's officers and directors currently are, and in the foreseeable future will continue to be, in a position to control the Company by being able to nominate and elect the Company's Board of Directors. The Board of Directors establishes corporate policies and has the sole authority to nominate and elect the Company's officers to carry out those policies. Prospective investors therefore will have limited participation in the Company's affairs.

         NO DIVIDENDS. The Company has never paid any cash or other dividends on its Common Stock. Payment of dividends on the Common Stock is within the discretion of the Board of Directors and will depend upon our earnings, our capital requirements and financial condition, and other factors deemed relevant by the Board. For the foreseeable future, the Board intends to retain future earnings, if any, to finance the Company's business operations and does not anticipate paying any cash dividends with respect to the Common Stock.

         INELIGIBILITY FOR LISTING ON NASDAQ. The Nasdaq Stock Market has implemented a change in its rules ("Eligibility Rules") requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

Under the Eligibility Rules, the Company is required to become a reporting company by the close of business on May 17, 2000. Although the Company has acquired all the outstanding shares of Exodus to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market, no assurance exists that the Company will be deemed in compliant of the Eligibility Rule by the OTCBB in time to meet the May 17, 2000 deadline. In the event the Company is not deemed to meet the Eligibility Rules prior to the May 17, 2000 deadline, its securities could be delisted. Any such delisting could cause a precipitous decline in the market price of the Company's Common Stock, if any, and adversely affect their liquidity.

         ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTOR SHARE VALUE. The Articles of Incorporation, as amended, of the Company authorizes the issuance of 100,000,000 shares of common stock and 25,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock and/or all or part of the preferred stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

         PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the
Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Company's Articles of Incorporation and Bylaws provide that the Company shall indemnify any person, who was or is a party to a proceeding by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and may indemnify any person, who was or is a party to a proceeding by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be or not opposed to the best interests of the Company, in accordance with, and to the full extent permitted by law.

PROJECTIONS AND FORWARD-LOOKING STATEMENTS

         This 8-K contains statements regarding matters that are not historical facts and constitute forward-looking statements within the meaning of Section
27A of the Act and Section 21E of the Securities Exchange Act of 1934. These statements often refer to the Company's future plans, projections, objectives, expectations and intentions and the assumptions underlying or relating to these statements. These statements are generally identified by reference to such words as "expects," "anticipates," "hopes," "plans," "intends," "believes" and similar expressions evidencing future intentions. Because the outcome of the events described in such forward-looking statements is subject to risks and uncertainties and in the nature of projections or predictions of future events which may not occur, actual results may differ materially from those expressed in or implied by such forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurances that its expectations will be achieved. The level of future revenues of the Company, and its profitability, if any, are impossible to accurately predict due to uncertainty as to possible changes in economic, market and other circumstances. Certain of the factors that could cause actual results to differ from the Company's expectations are set forth in these Risk Factors. Prospective investors are urged to consent with their own advisors with respect to any revenue, financial, business and other projections contained herein.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP



         Not applicable.



ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



         Not applicable.



ITEM 5.           OTHER EVENTS



Successor Issuer Election.



         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Acquisition, the Company became the successor issuer to Exodus for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective May 12, 2000.

ITEM 6.           RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS



         Tim T. Chang, the President and Chief Executive Officer and one of two directors of Exodus, resigned as an officer and director, as part of a change of control of Exodus on May 6, 2000. Patrick R. Boyd, the only other Director and the Secretary and Chief Financial Officer of Exodus also resigned as part of the acquisition of Exodus on May 6, 2000. There are no disputes with Messrs. Boyd or Chang. Elwin Cathcart was appointed the sole director and the President, CEO, Secretary and CFO of Exodus upon the resignation of Messrs. Chang and Boyd.

ITEM 7.     FINANCIAL STATEMENTS

         The Company is required to file additional financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed. The audited financial statements of Exodus and the financial statements of the Company are attached herewith.


                                VHS NETWORK, INC.
                           Consolidated Balance Sheets
                         As of December 31,1999 and 1998
                                                                        1999                1998
                                                                    -----------          -----------
  ASSETS

   Cash                                                             $       533          $    18,191
   Receivables                                                             --                 11,000
   Inventory                                                          1,399,992            1,399,992
                                                                    -----------          -----------
          Total current assets                                        1,400,525            1,429.183
                                                                    -----------          -----------
   Prepaids and Deposits                                                 67,774               67,774
                                                                    -----------          -----------
                 Total assets                                         1,468,299          $ 1,496,957
                                                                    ===========          ===========
LIABILITIES

   Accounts payable                                                 $   101,867          $    40,842
                                                                    -----------          -----------
   Accrued expenses
          Total current liabilities                                     101,867               40,842
                                                                    -----------          -----------
   Notes payable                                                           --
   Notes payable, related party                                       1,645,868            1,331,674
   Reserve for loss contingencies                                       350,000              350,000
                                                                    -----------          -----------
                                                                      1,995,868            1,681,674
                                                                    -----------          -----------
              Total liabilities                                       2,097,735            1.722,516
                                                                    -----------          -----------
SHAREHOLDERS' EQUITY
   Common stock: 100,000,000 shares authorized;
       10,429,435 and 10,429,435 issued and outstanding,
       respectively                                                      10,429               10,429
   Preferred stock; 5,000,000 shares authorized;
       none issued or outstanding
   Additional paid-in-capital                                         2,441,663            2,441,663
   Accumulated deficit                                               (3,081,528           (2,677,651)
                                                                    -----------          -----------
              Total shareholders' equity                               (629,436)            (225.559)
                                                                    -----------          -----------
                 Total liabilities and shareholders' equity         $ 1,468,299          $ 1,496.957
                                                                    ===========          ===========


   The accompanying notes are an integral part of these financial statements,
                                        F-2

                                VHS NETWORK, INC.
                      Consolidated Statements of Operations
                  for the years ended December 31,1999 and 1998

                                                           1999        1998
                                                         -------     -------
Income:
   Sales                                               $    --     $    --
   Cost of goods sold                                       --          --
   Gross margin                                             --          --
Operating Expenses:
   Agency fees                                             9,190      21,634
   Consulting fees                                         2,833      53,253
   General and administrative                             37,686      50,413
   Management fees                                       336,000     672,000
   Professional fees                                      18,168      16,647
   Other                                                    --         2,767
   Depreciation and amortization
                                                         -------     -------
         Total operating expenses                        403,877     816,714
                                                         -------     -------
Other (Income) and Expenses:
   Interest (income) and expense                            --           328
   Other (income) and expense, net                          --          (596)
                                                         -------     -------

         Total other (income) and expense                   --          (268)
                                                         -------     -------
            Net loss before taxes                        403,877     816,446
                                                         -------     -------
              Income taxes
              Net toss                                 $ 403,877   $ 816,446
                                                       =========   =========
              Net loss per common share -
              Basic                                            $           $
                                                       =========   =========
              Net loss per common share -
              Diluted                                          $           $
                                                       =========   =========
   The accompanying notes are an integral part of these financial statements.
                                        F-3

                                VHS NETWORK, INC.
               Consolidated Statements or Shareholders' Equity
                 for the years ended December 31, 1999 and 1998

                                                Common                 Preferred          Additional     Accumulated
                                                Stock                   Stock           paid-in-capital    Deficit         Total
                                                -----                   -----           ---------------    -------         -----
                                        Shares       Amount         Shares    Amount
                                        ------       ------         ------    ------
Balance December 31, 1997             1,240,721   $     1,241        --   $      --      $   214,859    $(1,861,205)   $(1,645,105)
                                     ----------   -----------  -----------  -----------   -----------    -----------  ------------
Sale of stock                         2,788,722         2,789        --          --          336,000           --          338,789
                                           --            --          --          --           (2,789)          --           (2,789)
Offering costs
                                      5,000,000         5,000        --          --          495,000           --          500,000
Conversion of debt

Acquisition of inventory              1,399,992         1,399        --          --        1,398,593           --        1,399,992

Net loss                                   --            --          --          --             --         (816,446)      (816,446)
                                     ----------   -----------  -----------  -----------   -----------    -----------  ------------
Balance December 31, 1998            10,429,435        10,429        --          --        2,441,663     (2,677,651)      (225,559)
                                     ----------   -----------  -----------  -----------   -----------    -----------  ------------
Net foss                                   --            --          --          --             --         (403,877)      (403,877)
                                     ----------   -----------  -----------  -----------   -----------    -----------  ------------
Balance December 3l, 1999            10,429,435   $    10,429        --   $      --      $ 2,441,663    $ (3,081,528) $   (629,436)
                                     ==========   ===========  ===========  ===========   ===========    ===========  ============

   The accompanying notes are an integral part of these financial statements.

                                VHS NETWORK, INC.
                      Consolidated Statements of Cash Flows
                  for the years ended December 31,1999 and 1998

                                                                         1999           1998
                                                                      -----------    -----------
    Net income (loss)                                                 $  (403,877)   $  (816,446)
    Depreciation and amortization                                            --             --
                                                                      -----------    -----------
          Net use of cash from operations                             $  (403,877)   $  (816,446)
                                                                      -----------    -----------

Cash flow from operating activities:
    Changes in assets and liabilities
       Inventory                                                      $      --      $(1,399,992)
       Receivables                                                         11,000        (11,000)
       Prepaids and deposits                                                 --          (67,774)
       Accounts payable                                                    61,025         33,668
       Accrued expenses                                                      --             --
                                                                      -----------    -----------
          Cash flow generated by (used in) operating activities       $  (331,852)   $(2,261,544)
                                                                       -----------    -----------

 Cash flow from investing activities:

          Net cash generated by (used in) investing activities        $      --      $      --
                                                                       -----------    -----------


Cash flow from financing activities:
       Borrowings under notes payable                                 $   314,194    $    43,685
       Notes payable converted to stock                                      --          500,000
       Offering costs                                                        --           (2,789)
       Inventory acquired for common stock                                   --        1,399,992
       Proceeds from sale of stock                                           --          338,789
                                                                      -----------    -----------
          Net cash generated by (used in) financing activities        $   314,194    $ 2,279,677

                                                                          (17,658)        18,133

          Balance at beginning of year                                     18,191             58
                                                                      -----------    -----------
          Balance at end of year                                      $       533    $    18,191
                                                                      ===========    ===========

       Supplemental disclosure:

          Cash paid for interest                                      $      --      $      --
                                                                      -----------    -----------
          Cash paid for taxes                                         $      --      $      --
                                                                      -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                             AS OF FEBRUARY 24, 2000

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS
                                    --------

PAGE      F-1  INDEPENDENT AUDITORS' REPORT

PAGE      F-2  BALANCE SHEET AS OF FEBRUARY 24, 2000

PAGE      F-3  STATEMENT OF OPERATIONS FOR THE PERIOD FROM FEBRUARY 15, 2000
               (INCEPTION) TO FEBRUARY 24, 2000

PAGE      F-4  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY FOR THE PERIOD FROM
               FEBRUARY 15, 2000 (INCEPTION) TO FEBRUARY 24, 2000

PAGE      F-5  STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 15, 2000
               (INCEPTION) TO FEBRUARY 24, 2000

PAGES  F-6-F-8 NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 24, 2000

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors of:
Exodus Acquisition Corporation
(A Development Stage Company)

We have audited the accompanying balance sheet of Exodus Acquisition Corporation (a development stage company) as of February 24, 2000 and the related statement of operations, changes in stockholder's equity and cash flows for the period from February 15, 2000 (inception) to February 24, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Exodus Acquisition Corporation (a development stage company) as of February 24, 2000, and the results of its operations and its cash flows for the period from February 15, 2000 (inception) to February 24, 2000 in conformity with generally accepted accounting principles.

                                        By:/s/Weinberg & Company, P.A.
                                        ------------------------------
                                        WEINBERG & COMPANY, P.A.



Boca Raton, Florida
February 29, 2000

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                             AS OF FEBRUARY 24, 2000
                             -----------------------

2

                                     ASSETS
                                     ------

Cash                                              $ 2,000
                                                  -------

TOTAL ASSETS                                      $ 2,000
                                                  =======



LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES

   Accounts payable                               $   750
                                                  -------


STOCKHOLDER'S EQUITY

   Common Stock, no par value, 50,000,000
    shares authorized, 5,000,000 issued
    and outstanding                                 2,000
   Additional paid-in capital                         358
   Deficit accumulated during development stage    (1,108)
                                                  -------

    Total Stockholder's Equity                      1,250
                                                  -------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY        $ 2,000
                                                  =======

                 See accompanying notes to financial statements

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                             -----------------------

                                                        February 15, 2000
                                                      (Inception) to February
                                                             24, 2000
                                                             --------

Income                                                  $         --

Expenses

   Legal fees                                                      750
   Organization expense                                            358
                                                            ----------

     Total expenses                                              1,108
                                                            ----------

NET LOSS                                                $       (1,108)
                                                            ==========



LOSS PER SHARE - BASIC AND DILUTED                      $      (0.0002)
                                                            ==========

WEIGHTED AVERAGE NUMBER OF SHARES - BASIC AND
 DILUTED                                                     5,000,000
                                                            ==========


                 See accompanying notes to financial statements

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                FOR THE PERIOD FROM FEBRUARY 15, 2000 (INCEPTION)
                              TO FEBRUARY 24, 2000
                              --------------------

                                                                              DEFICIT
                                                                              ACCUMULATED
                                           COMMON STOCK          ADDITIONAL   DURING
                                              ISSUED              PAID-IN     DEVELOPMENT
                                       SHARES      AMOUNT         CAPITAL     STAGE          TOTAL
                                     ---------   ---------       ---------    ---------    ---------
Common Stock Issuance                5,000,000   $   2,000       $    --      $    --      $   2,000

Fair value of expenses contributed        --          --               358         --            358

Net loss for the period ended
    February 24, 2000                     --          --              --         (1,108)      (1,108)
                                     ---------   ---------       ---------    ---------    ---------

BALANCE, FEBRUARY 24, 2000           5,000,000   $   2,000       $     358    $  (1,108)   $   1,250
                                     =========   =========       =========    =========    =========


                 See accompanying notes to financial statements

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                             -----------------------

                                                February 15, 2000
                                             (Inception) to February
                                                    24, 2000
                                            --------------------------

CASH FLOWS FROM OPERATING
 ACTIVITIES:

Net loss                                            $   (1,108)
   Adjustment to reconcile net loss to
    net cash used by operating activities
    Increase in accounts payable                           750
    Capitalized expenses                                   358
                                                        ------
   Net cash used by operating activities                    --
                                                        ------
CASH FLOWS FROM INVESTING
 ACTIVITIES                                                 --
                                                        ------
CASH FLOWS FROM FINANCING
 ACTIVITIES:

   Proceeds from issuance of common stock                2,000
                                                        ------
   Net cash provided by financing activities             2,000
                                                        ------
INCREASE IN CASH AND CASH
 EQUIVALENTS                                             2,000

CASH AND CASH EQUIVALENTS -
 BEGINNING OF PERIOD                                        --
                                                        ------

CASH AND CASH EQUIVALENTS - END OF
 PERIOD                                             $    2,000
                                                        ======


                 See accompanying notes to financial statement.

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF FEBRUARY 24, 2000
                             -----------------------

   NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              A  Organization and Business Operations
              ---------------------------------------

                  Exodus Acquisition Corporation (a development stage company) ("the Company") was incorporated in California on February 15, 2000 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At February 24, 2000, the Company had not yet commenced any formal business operations, and all activity to date relates to the Company's formation and proposed fund raising. The Company's fiscal year end is December 31.

                  The Company's ability to commence operations is contingent upon its ability to identify a prospective target business and raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

              B  Use of Estimates
              -------------------

                  The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              C  Cash and Cash Equivalents
              ----------------------------

                  For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

              D  Earning per Share
              --------------------

                  Net loss per common share for the period from February 15, 2000 (inception) to February 24, 2000 is computed based upon

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF FEBRUARY 24, 2000
                             -----------------------

                  the weighted average common shares outstanding as defined be Financial Accounting Standards No. 128 "Earnings Per Share". There were no common stock equivalents outstanding at February 24, 2000.

              E Income Taxes
              --------------

                  The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expense or benefits due to the Company not having any material operations for the period ended February 24, 2000.

   NOTE 2  STOCKHOLDER'S EQUITY
   ----------------------------

               A Common Stock
               --------------

                  The Company is authorized to issue 50,000,000 shares of common stock with no par value. The Company issued 5,000,000 shares of its common stock to BAC Consulting Corporation ("BAC") for an aggregate consideration of $2,000.

               B Additional Paid-In Capital
               ----------------------------

                  Additional paid-in capital at February 24, 2000 represents the fair value of the amount of organization costs incurred by BAC on behalf of the Company. (See Note 3)

                         EXODUS ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF FEBRUARY 24, 2000
                             -----------------------

   NOTE 3 AGREEMENTS
   -----------------

               (A) Consulting
               --------------

                  On February 24, 2000, the Company signed an agreement with BAC, a related entity (See Note 4). The Agreement calls for BAC Consulting Corporation to provide the following services, without reimbursement from the Company, until the Company enters into a business combination as described in Note 1A:

                  1.  Preparation and filing of required documents with the
                        Securities and Exchange Commission.
                  2.  Location and review of potential target companies.
                  3.  Payment of all corporate, organizational, and other costs incurred by the Company.

               (B) Legal

                  On February 21, 2000, the Company signed an agreement with Boyd and Chang, LLP, a related entity (see Note 4). The agreement calls for Boyd and Chang, LLP to provide legal services at standard rates and provide secretarial and office support at a flat rate of $250 per month.

   NOTE 4  RELATED PARTIES
   -----------------------

                  Legal counsel to the Company is a firm owned by the directors of the Company who also owns a controlling interest in the outstanding stock of BAC. (See Note 3)

ITEM 8.           CHANGE IN FISCAL YEAR



         Not applicable. The Company has a fiscal year ending on December 31.

EXHIBITS

2.1. Agreement and Plan of Reorganization between VHS, Network, Inc. and Exodus Acquisition Corporation, dated May 6, 2000.

3.1. Articles of Incorporation of VHS Network, Inc., Articles of Merger and Articles of amendment for VHS Network.

3.2.     By-Laws of VHS Network, Inc.

10.1 Share Exchange Agreement between VHS Network, Inc., China eMall Corporation, Uphill Capital Inc., GDCT Investment Inc., Gang Chai and Qin Lu Chai, Qing Wang and Tai Xue Shi, Charles He, and Forte Management Corp. dated April 12, 2000.

10.2     Consulting   Services   Agreement  between  VHS  Network,   Inc.,  G.C.
         Consulting and Investment Corp. and Gang Chai dated March 1, 2000.

10.3 License Agreement between Groupmark Canada Limited and VHS Network, Inc. dated January 1, 2000.

10.4 Management Services Agreement between Groupmark Canada Limited and VHS Network, Inc.

10.5 Stephen Rossi Consulting Agreement between VHS Network, Inc., and Stephen Rossi dated December 20, 2000.

10.6 Agreement and Plan of Merger dated as of December 26, 1996 made among Ronden Vending Corp., Ronden Acquisition, Inc., Video Home Shopping, Inc. (a Tennessee corporation), Progressive Media Group, Inc. and Pamela Wilkerson.

10.7 Agreement and Plan of Merger dated as of December 30, 1996 between Ronden Vending Corp. and Ronden Acquisition, Inc.

*10.8 Private Placement Offering Materials and Subscription Agreement dated December 21, 1999.

23.1     Consent of Accountants.

27.1     Financial Data schedule.

         (a)      VHS Network Financial Statements

         (b)      Exodus Acquisition Financial Statements

99.1     Form 10SB of Exodus Acquisition Corporation (File No. 33-0893488).
-------------------------

*To be filed by amendment



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                          VHS NETWORK, INC.




                          By /s/ Elwin Cathcart
                             ------------------
                             Elwin Cathcart
                             Chairman and Chief Executive Officer

                             Date: January 12, 2000



                                       25